UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2021

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon,	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On December 13, 2021, Energy Focus, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Private Placement”), (i) an aggregate of 1,193,185 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 85,228 shares of Common Stock and (iii) warrants (the “Common Warrants” and, collectively with the Pre-Funded Warrants, the “Warrants”) to purchase up to an aggregate of 1,278,413 shares of Common Stock, in combinations of one Share or one Pre-Funded Warrant and one Common Warrant for a combined purchase price of $3.52 (less $0.0001 for any Pre-Funded Warrant). Subject to certain ownership limitations, the Warrants are exercisable upon issuance. Each Pre-Funded Warrant is exercisable into one share of Common Stock at a price per share of $0.0001 (as adjusted from time to time in accordance with the terms thereof) and does not expire. Each Common Warrant is exercisable into one share of Common Stock at a price per share of $3.52 (as adjusted from time to time in accordance with the terms thereof) and will expire on the fifth anniversary of the date of issuance.
Aggregate gross proceeds to the Company in respect of the Private Placement is approximately $4.5 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company. In connection with the Private Placement, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to serve as exclusive placement agent and agreed to pay Wainwright an aggregate cash fee equal to 8.0% of the gross proceeds received by the Company in the Private Placement. The Company also agreed to pay Wainwright $35,000 for non-accountable expenses and up to $15,950 for escrow expenses. The Private Placement is expected to close on or about December 16, 2021, subject to customary closing conditions.
The issuance and sale of the Shares and the Warrants pursuant to the Purchase Agreement and the issuance and sale of the Warrant Shares upon exercise of the Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.
Registration Rights Agreement
In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with each of the Purchasers. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) for the resale by the Purchasers of the Shares, the Warrant Shares issued and issuable upon exercise of the Warrants, and any securities issued or then issuable in respect of the Shares and the Warrant Shares, by December 28, 2021, and to have such registration statement declared effective by January 12, 2022, in the event the registration statement is not reviewed by the Securities and Exchange Commission (the “SEC”), or by February 11, 2022, in the event the registration statement is reviewed by the SEC. The Company will use commercially reasonable efforts to keep such registration statement effective at all times until all of the registrable securities covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144 under the Securities Act, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company will be obligated to pay certain liquidated damages to the Purchasers if the Company fails to file the Registration Statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, or if the Company fails to maintain the effectiveness of the Registration Statement.
The foregoing description of the Purchase Agreement, the Warrants and the Registration Rights Agreement are not complete and are qualified in their entirety by references to the full text of the Form of Purchase Agreement, the Form of Warrant and the Form of Registration Rights Agreement, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities
The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02.
Item 7.01. Regulation FD Disclosure.
On December 14, 2021, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 attached hereto, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit
Number	Description

4.1	Form of Warrant
10.1*	Form of Securities Purchase Agreement, dated as of December 13, 2021, between the Company and each purchaser named in the signature pages thereto
10.2	Form of Registration Rights Agreement, dated as of December 13, 2021, between the Company and each purchaser named in the signature pages thereto
99.1	Press release, dated December 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021

ENERGY FOCUS, INC.

	By:	/s/ Tod A. Nestor
	Name:	Tod A. Nestor
	Title:	Chief Operating Officer and Chief Financial Officer